Annual Estimated Amortization Expenses of Intangible Assets (Detail) - Dec. 31, 2017 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2018	$ 9,789	¥ 63,690
2019	7,551	49,129
2020	6,807	44,291
2021	5,809	37,794
2022	5,631	36,638
Finite-Lived Intangible Assets, Net, Total	$ 35,587	¥ 231,542